UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 28, 2015

HAWAIIAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31443	71-0879698
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3375 Koapaka Street, Suite G-350
Honolulu, HI 96819
(Address of principal executive offices, including zip code)

(808) 835-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officer Appointment

On December 28, 2015, it was announced that Jonathan Snook was appointed as Executive Vice President and Chief Operating Officer of Hawaiian Airlines, Inc. (the “Company”), a wholly-owned subsidiary of Hawaiian Holdings, Inc. (“Holdings”), effective December 17, 2015. Mr. Snook had been serving as Interim Chief Operating Officer of the Company since October 7, 2015, as disclosed in the Current Report on Form 8-K filed by Holdings on October 13, 2015.

Mr. Snook, age 49, previously spent over 28 years at AMR Corporation/American Airlines, most recently as its Senior Vice President Customer Service since January 2013 and as its Vice President Operations Planning and Performance from March 2010 to January 2013.

A copy of the press release announcing Mr. Snook’s appointment is attached hereto as Exhibit 99.1

Compensatory Arrangement with Jonathan Snook

In connection with his appointment as Executive Vice President and Chief Operating Officer, Mr. Snook will continue to receive a base salary of $440,000 per year and will be eligible for a target annual bonus percentage of 75% of his base salary. In addition, he will be provided reimbursement to cover his relocation expenses and a cash payment of $100,000 payable at the time of his relocation on a full-time basis (which must be repaid if he voluntarily resigns or is terminated for cause within the first twelve months of his employment).

Mr. Snook will also receive restricted stock units (“RSUs”) with an approximate value of $550,000. Vesting of fifty percent of the RSUs is time-based and will vest ratably over three years from the grant date, and vesting of the remaining fifty percent of the RSUs is performance based and will vest, to the extent the performance metrics have been achieved, on the third anniversary of the grant date.

The Company intends to enter into a severance agreement, in substantially the form listed as Exhibit 10.22 to Holdings’ annual report on Form 10-K filed on February 9, 2015, with Mr. Snook pursuant to which he will be entitled to, among other things, severance equal to one year’s base salary in the event that his employment is terminated without cause. Mr. Snook will also be eligible to participate in the Company’s employee benefit plans, including the Company’s travel benefit program.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated December 28, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWAIIAN HOLDINGS, INC.

Date:	December 29, 2015	By:	/s/ Shannon L. Okinaka
Shannon L. Okinaka Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

99.1	Press Release dated December 28, 2015.